LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JUNE 3, 2016

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED NOVEMBER 25, 2015, OF

WESTERN ASSET GLOBAL STRATEGIC INCOME FUND

Effective at the close of business on June 3, 2016, the section titled “Management – Investment professionals” in the fund’s Summary Prospectus and in the fund’s Prospectus is deleted and replaced with the following:

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Michael C. Buchanan (Deputy Chief Investment Officer), Paul Shuttleworth (Head of Non-US Credit/Portfolio Manager) and Gordon S. Brown (Co-Head of Global Portfolios). Mr. Buchanan has been part of the portfolio management team for the fund since 2007. Messrs. Leech, Shuttleworth and Brown have been part of the portfolio management team for the fund since 2012. In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Effective at the close of business on June 3, 2016, the section titled “More on fund management – Investment professionals” in the fund’s Prospectus is deleted and replaced with the following:

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Michael C. Buchanan (Deputy Chief Investment Officer), Paul Shuttleworth (Head of Non-US Credit/Portfolio Manager) and Gordon S. Brown (Co-Head of Global Portfolios). Mr. Buchanan has been a part of the portfolio management team for the fund since 2007. Messrs. Leech, Shuttleworth and Brown have been a part of the portfolio management team for the fund since 2012. In addition, Mr. Leech had previously served as a member of the portfolio management team of the fund.

Messrs. Buchanan and Leech have been employed by Western Asset as investment professionals for at least the past five years. Messrs. Shuttleworth and Brown have been employed by Western Asset as investment professionals since 2012 and 2011, respectively. Prior to joining Western Asset as an investment professional, Mr. Shuttleworth was Managing Director, Head of Sterling Fixed Income at BlackRock, Inc. from 2006 to 2011 and Mr. Brown was Senior Investment Manager of Emerging Market Rates and Currencies at Baillie Gifford & Co. from 2001 to 2011.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Please retain this supplement for future reference.

WASX278023